 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2010

AUTHENTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 29, 2010, AuthenTec, Inc. (the “Company”) announced its financial results for the fiscal quarter ended July 2, 2010 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2010, the Company’s Board of Directors appointed Lawrence J. Ciaccia, Jr., the Company’s current President, to the newly created position of President and Chief Operating Officer, effective immediately.  On July 27, 2010, Gary R. Larsen gave notice to the Company that he would resign as the Company’s Chief Financial Officer, effective August 15, 2010.

A copy of the press release announcing the appointment of Mr. Ciaccia as the Company’s President and Chief Operating Officer and the resignation of Mr. Larsen as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of the Company was held on July 26, 2010.  At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company with terms to expire at the 2011 Annual Meeting, (ii) approved the adopted the Company’s 2010 Incentive Plan, and (iii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

The results of the vote of the Company’s stockholders were as follows:

Proposal 1:  Election of Directors.

	For Votes	Withheld Votes
Nominees
William Washecka	11,654,012	2,844,549
Mathew P. Crugnale	10,052,246	4,446,315
Chris Fedde	10,300,001	4,198,560
Gustav H. Koven III	10,312,851	4,185,710
F. Scott Moody	11,659,212	2,839,349

There were 8,642,447 broker non-votes for each director on this proposal.

Proposal 2: Approval and Adoption of the 2010 Incentive Plan.

For Votes	Against Votes	Abstentions
10,264,435	4,203,585	30,541

There were 8,642,447 broker non-votes on this proposal.

Proposal 3:  Ratification of Selection of Independent Auditors.

For Votes	Against Votes	Abstentions
22,433,657	699,645	7,706

Item 9.01    Financial Statements and Exhibits

d) Exhibits:

99.1 Press Release dated July 29, 2010, regarding financial results.

99.2 Press Release dated July 29, 2010, regarding the appointment of Mr. Ciaccia as President and Chief Operating Officer and the resignation of Mr. Larsen as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President, General Counsel and
Dated: July 29, 2010		Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 29, 2010, regarding financial results.
99.2	Press Release dated July 29, 2010, regarding the appointment of Mr. Ciaccia as President and Chief Operating Officer and the resignation of Mr. Larsen as Chief Financial Officer.